UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 10/31/13

Item 1.  Reports to Stockholders.

Zeo Strategic Income Fund

Class I :	ZEOIX

SEMI-ANNUAL REPORT

OCTOBER 31, 2013

1-855-ZEO-FUND

(1-855-936-3863)

Distributed by Northern Lights Distributors, LLC

Member FINRA

Zeo Capital Advisors 1 Montgomery Street, Suite 3450 San Francisco, CA 94104 v. 415.875.5604, f. 347.412.7879

October 31, 2013

Dear Shareholders:

In the months preceding our last report, investors’ discussions about if and when interest rates would rise and what would result were largely theoretical. With the introduction in May of the term “taper” by Federal Reserve (the “Fed”) Chairman Ben Bernanke in referring to the possible reduction of the Fed’s bond repurchase program, we finally saw in the last six months what a rising rate environment might look like. Needless to say, it wasn’t pretty for traditional fixed income. Fortunately, such an environment also presented opportunities for those investors positioned to capitalize on the volatility.

PERFORMANCE REVIEW

The Zeo Strategic Income Fund (the “Fund”) had a total return of +1.53% in the six month period ending October 31, 2013. During the same period, the Barclays Capital U.S. Aggregate Bond Index1 (the “Benchmark”) declined -1.97%. The Benchmark performance can be attributed primarily to an increase in interest rates over this period, with less impact on the Fund due to our portfolio’s shorter duration. Meanwhile, when the fixed income markets declined most sharply, the short duration enabled us to reinvest into higher yielding positions as bonds were redeemed, further enhancing the Fund’s performance.

Equally notable is the risk profile we delivered alongside these returns. Shareholders will recall that, for the fiscal year ended April 30, 2013, the Fund exhibited about half the volatility (as measured by standard deviation of daily total returns) of the Benchmark. The past six months further highlighted the profile of our portfolio, as the Fund’s volatility was largely unchanged while the Benchmark’s volatility roughly doubled. Put another way, the Fund appeared to be unaffected by the materially choppier market conditions that impacted the Benchmark. We attribute this risk profile to the combination of shorter durations and fundamental focus that differentiates the Fund.

INVESTMENT OUTLOOK

There are a variety of observations we can use to make sense of the increased market volatility in 2013. In particular, the fixed income markets seem to have had a unique relationship with liquidity in the last few quarters that has contributed to their volatility. In August, Bloomberg reported that the largest bond dealers had reduced their inventory by 76% since 2007 due in part to new regulatory standards that raised capital requirements. In turn, U.S. corporate bond trading volumes dropped to their lowest levels since 2008.2 At the same time, fixed income funds have seen unprecedented withdrawals this year, including two of the three highest monthly outflows on record in June and August 2013 – the third being October 2008.

In other words, just as fund managers are seeing their biggest need for liquidity in decades, banks are providing their lowest levels of liquidity in years, as lower inventories reduce a dealer’s ability to facilitate customer trading. As dealers rely on customers to fill this liquidity gap, price swings in the markets should increase; recent activity has suggested this has already started to happen. This volatility has been helped along by a year of schizophrenic headlines, ranging from a government shutdown and a near-default on U.S. debt to record levels of corporate debt issuance.3

What we are left with is a confused picture pointing to continued uncertainty at a time when investors are weary and desperately seeking conviction. But in the absence of clarity, we see no option but to limit our focus to those things that we believe to be true. First, we expect long-term interest rates will eventually rise. Second, in our opinion, good businesses will continue to exist regardless of the economic and political environment. Third, we believe investors will continue to need strategic options to earn income, preserve capital and keep pace with inflation.

However, another crucial truth is even simpler: it's ok to not have clarity. Uncertainty does not have to be the investor's enemy, and conviction is not always his friend. We strive to maintain a portfolio that performs well in uncertain times while being adaptable enough to be opportunistic without requiring a change to the core risk profile. As a result, we believe increased volatility will benefit the Fund as it has in the past, even as we continue to seek attractive income in the meantime.

We thank you for your continued support and confidence in our management.

Sincerely,

Venkatesh Reddy

Bradford Cook

Chief Investment Officer

Portfolio Manager

____________

1 The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety.  Unmanaged index returns do not reflect any fees, expenses or sales charges.  You cannot invest directly in an index.

2 As an example, Jefferies LLC, a broker-dealer with a sizeable presence in corporate debt trading, experienced an 83% revenue drop in the fiscal third quarter (as compared to the same period one year prior) to levels not seen since the 2008 financial crisis.

3 Verizon Communications Inc. conducted the largest ever bond issuance at $49b, using a "priced to sell" strategy that handed participating investors a $2.5b profit as the bonds traded up immediately; bankrupt General Motors Company followed suit with a yield on their new 30 year bond even lower than Verizon.

Zeo Strategic Income Fund
PORTFOLIO REVIEW
October 31, 2013 (Unaudited)

The Fund's performance figures* for the period ending October 31, 2013, compared to its benchmark:

Annualized Average Returns:		Six Months	One Year	Inception** - October 31, 2013
Zeo Strategic Income Fund - Class I		1.53%	3.44%	3.15%
Barclays Capital U.S. Aggregate Bond Index ***		-1.97%	-1.08%	3.19%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Performance figures for periods greater than one year are annualized. For performance information current to the most recent month-end, please call 1-855-936-3863.

** Inception date is May 31, 2011.

*** The Barclay’s Capital U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities.  Investors cannot invest directly in an index.

Portfolio Composition	% of Net Assets
Bonds & Notes	77.7%
Convertible Bonds	1.3%
Term Loans	10.3%
Other, Cash & Cash Equivalents	10.7%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS
October 31, 2013 (Unaudited)
Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 77.7%
	AEROSPACE/DEFENSE - 9.1%
$ 2,584,000	DAE Aviation Holdings, Inc. (a)	11.2500	8/1/2015	$ 2,593,690
1,151,000	Moog, Inc.	7.2500	6/15/2018	1,194,163
866,000	Triumph Group, Inc.	8.0000	11/15/2017	901,723
				4,689,576
	AIRLINES - 8.9%
4,582,000	JetBlue Airways B-1 (Spare Parts) Pass Through Trust (a,b)	3.1239	1/2/2014	4,572,836

	BANKS - 2.3%
1,091,000	Western Alliance Bancorp.	10.0000	9/1/2015	1,175,553

	COMMERCIAL SERVICES - 4.1%
2,060,000	Great Lakes Dredge & Dock Corp.	7.3750	2/1/2019	2,116,650

	DIVERSIFIED FINANCIAL SERVICES - 6.7%
3,305,000	National Money Mart Co.	10.3750	12/15/2016	3,437,200

	HEALTHCARE SERVICES- 4.1%
2,051,000	Alliance HealthCare Services, Inc.	8.0000	12/1/2016	2,099,711

	HOME FURNISHINGS - 0.1%
35,000	Ethan Allen Global, Inc.	5.3750	10/1/2015	36,312

	HOUSEHOLD PRODUCTS/WARES - 5.5%
2,649,000	Prestige Brands, Inc.	8.2500	4/1/2018	2,814,562

	INTERNET - 5.9%
2,587,000	Expedia, Inc.	7.4560	8/15/2018	3,009,863

	METAL FABRICATE/HARDWARE - 4.3%
2,165,000	Mueller Water Products, Inc.	7.3750	6/1/2017	2,229,950

	MINING - 3.2%
1,510,000	Horsehead Holding Corp. (a)	10.5000	6/1/2017	1,630,800

	MISCELLANEOUS MANUFACTURING - 2.7%
1,384,000	Smith & Wesson Holding Corp. (a)	5.8750	6/15/2017	1,397,840

	PACKAGING & CONTAINERS - 2.3%
1,145,000	Packaging Dynamics Corp. (a)	8.7500	2/1/2016	1,182,213

	PHARMACEUTICALS - 1.4%
651,000	Grifols, Inc.	8.2500	2/1/2018	699,011

See accompanying notes to financial statements.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2013 (Unaudited)
Par Value		Coupon Rate (%)	Maturity	Value
	RETAIL - 11.8%
$ 1,924,000	Dillard's, Inc.	6.6250	1/15/2018	$ 2,150,070
45,000	Dillard's, Inc.	7.1300	8/1/2018	51,750
3,534,000	Hillman Group, Inc.	10.8750	6/1/2018	3,834,390
				6,036,210
	SOFTWARE - 3.2%
1,513,000	ManTech International Corp.	7.2500	4/15/2018	1,601,889

	TELECOMMUNICATIONS - 2.1%
1,024,000	T-Mobile USA, Inc.	6.4640	4/28/2019	1,085,440

	TOTAL BONDS & NOTES (Cost - $39,576,956)			39,815,616

	CONVERTIBLE BONDS - 1.3%
	BUILDING MATERIALS - 1.3%
665,000	Headwaters, Inc.	2.5000	2/1/2014	660,012

	TOTAL CONVERTIBLE BONDS (Cost - $653,169)			660,012

	TERM LOANS - 10.3%
	INTERNET - 5.9%
1,995,000	Blue Coat Systems, Inc. (b)	4.5000	5/30/2019	2,002,481
1,000,000	Blue Coat Systems, Inc. (b)	9.5000	6/28/2020	1,010,000
				3,012,481
	RETAIL - 4.4%
2,233,153	Collective Brands, Inc. (b)	7.2500	10/9/2019	2,240,132

	TOTAL TERM LOANS (Cost - $5,239,030)			5,252,613

See accompanying notes to financial statements.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2013 (Unaudited)
Shares			Value
SHORT-TERM INVESTMENTS - 9.6%
MONEY MARKET FUND - 9.6%
4,940,161	Fidelity Institutional Money Market Government Portfolio, to yield 0.04% (Cost - $4,940,161) (c)		$ 4,940,161

	TOTAL INVESTMENTS - 98.9% (Cost - $50,409,316) (d)		$ 50,668,402
	OTHER ASSETS LESS LIABILITIES - NET - 1.1%		552,865
	NET ASSETS - 100.0%		$ 51,221,267

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration to qualified institutional buyers.  At October 31, 2013 these securities amounted to $11,377,379 or 22.2% of net assets.

(b)	Variable rate security - interest rate subject to periodic change.
(c)	Money Market Fund; Interest rate reflects seven-day effective yield on October 31, 2013.
(d)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $50,558,206 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 219,733
		Unrealized depreciation:	(109,537)
		Net unrealized appreciation:	$ 110,196

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013 (Unaudited)

ASSETS
Investment securities:
At cost	$ 50,409,316
At value	$ 50,668,402
Receivable for securities sold	1,057,333
Interest receivable	883,800
Prepaid expenses and other assets	9,817
TOTAL ASSETS	52,619,352

LIABILITIES
Payable for securities purchased	1,345,507
Investment advisory fees payable	40,346
Fees payable to other affiliates	7,038
Accrued expenses and other liabilities	5,194
TOTAL LIABILITIES	1,398,085
NET ASSETS	$ 51,221,267

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 50,574,052
Undistributed net investment income	15,356
Accumulated net realized gain from security transactions	372,773
Net unrealized appreciation on investments	259,086
NET ASSETS	$ 51,221,267

Net Asset Value Per Share:
Class I Shares:
Net Assets	$ 51,221,267
Shares of beneficial interest outstanding	5,070,603
Net Asset Value (Net Assets / Shares Outstanding), Offering
and Redemption Price Per Share (a)	$ 10.10

(a) The Fund may charge a 1.00% fee on redemption of shares held for less than 30 days.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF OPERATIONS
For the Six Months Ended October 31, 2013 (Unaudited)

INVESTMENT INCOME
Interest	$ 1,172,212

EXPENSES
Investment advisory fees	231,816
Administrative services fees	34,599
Transfer agent fees	13,800
Professional fees	9,384
Compliance officer fees	6,554
Printing and postage expenses	3,781
Registration fees	2,760
Custodian fees	2,521
Trustees' fees and expenses *	2,521
Other expenses	1,472
TOTAL EXPENSES	309,208
Plus: Recaptured fees waived/expenses reimbursed	30,546
NET EXPENSES	339,754
NET INVESTMENT INCOME	832,458

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	272,004
Net change in unrealized appreciation (depreciation) of investments	(387,328)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(115,324)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 717,134

* The "interested person" who serves as Trustee of the Trust receives no compensation for his services as Trustee.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	October 31, 2013	April 30, 2013
	(Unaudited)
FROM OPERATIONS
Net investment income	$ 832,458	$ 1,053,006
Net realized gain from security transactions	272,004	134,193
Net change in unrealized appreication (depreciation) of investments	(387,328)	297,925
Net increase in net assets resulting from operations	717,134	1,485,124

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(827,489)	(1,097,171)
From net realized gains	-	(135,257)
Net decrease in net assets resulting from distributions to shareholders	(827,489)	(1,232,428)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	5,715,081	11,122,725
Net asset value of shares issued in
reinvestment of distributions to shareholders	665,001	1,073,652
Payments for shares redeemed	(95,656)	(287,777)
Net increase in net assets from shares of beneficial interest	6,284,426	11,908,600

TOTAL INCREASE IN NET ASSETS	6,174,071	12,161,296

NET ASSETS
Beginning of Period	45,047,196	32,885,900
End of Period*	$ 51,221,267	$ 45,047,196
* Includes undistributed net investment income of:	$ 15,356	$ 10,387

SHARE ACTIVITY
Shares Sold	562,933	1,097,354
Shares Reinvested	65,903	106,649
Shares Redeemed	(9,484)	(28,408)
Net increase in shares of beneficial interest outstanding	619,352	1,175,595

See accompanying notes to financial statements.

Zeo Strategic Income Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	Six Months Ended		Year Ended		Period Ended
	October 31, 2013		April 30, 2013		April 30, 2012 (1)
	(Unaudited)
Net asset value, beginning of period	$ 10.12		$ 10.04		$ 10.00

Activity from investment operations:
Net investment income (2)	0.18		0.29		0.19
Net realized and unrealized
gain (loss) on investments	(0.03)		0.11		0.01
Total from investment operations	0.15		0.40		0.20

Less distributions from:
Net investment income	(0.17)		(0.29)		(0.16)
Net realized gains	-		(0.03)		-
Total distributions	(0.17)		(0.32)		(0.16)

Net asset value, end of period	$ 10.10		$ 10.12		$ 10.04

Total return (3)	1.53%	(4)	4.07%		2.03%	(4)

Net assets, end of period (000s)	$ 51,221		$ 45,047		$ 32,886

Ratios to average net assets:

Expenses, before waiver or recapture	1.33%	(5)	1.40%		1.87%	(5)

Expenses, net waiver or recapture	1.50%	(5,6)	1.50%	(6)	1.50%	(5)

Net investment income, net waiver or recapture	3.59%	(5)	2.84%		2.13%	(5)

Portfolio turnover rate	94%	(4)	95%		108%	(4)

(1) The Zeo Strategic Income Fund commenced operations on May 31, 2011.
(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.
(3)	Total return shown excludes the effect of applicable redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the Fund's expenses for the period ended April 30, 2012, total return would have been lower.
(4) Not annualized.
(5) Annualized.
(6)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2013 (Unaudited)

1.

ORGANIZATION

The Zeo Strategic Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund seeks income and moderate capital appreciation.  The Fund currently offers the Class I shares which commenced operations on May 31, 2011.  Class I shares are offered at net asset value.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013 (Unaudited)

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013 (Unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2013 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$ -	$ 39,815,616	$ -	$ 39,815,616
Convertible Bonds	-	660,012	-	660,012
Term Loans	-	5,252,613	-	5,252,613
Short-Term Investments	4,940,161	-	-	4,940,161
Total	$ 4,940,161	$ 45,728,241	$ -	$ 50,668,402

 The Fund did not hold any Level 3 securities during the period.  There were no transfers into or out of Level 1 or Level 2 during the period.  It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the return filed for the open 2012 tax year, or expected to be taken in the Fund’s 2013 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least quarterly.  The Fund will declare and pay net realized capital gains, if any, annually.  Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Zeo Capital Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013 (Unaudited)

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, (the “Advisory Agreement”), the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.00% on the first $250 million in net assets and 0.75% on assets greater than $250 million.

Pursuant to the Operating Expense Limitation and Security Agreement (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.50% per annum of the Fund’s average daily net assets for Class I shares.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.50% of average daily net assets for Class I shares, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.50% of average daily net assets for Class I shares.  If Fund Operating Expenses subsequently exceed 1.50% per annum of the Fund's average daily net assets for Class I shares, the reimbursements shall be suspended.  The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders. For the six months ended October 31, 2013, the Advisor recaptured $30,546 for prior period expense reimbursements/waivers.  As of October 31, 2013, there was $948 of fee waiver expenses subject to recapture, which will expire on April 30, 2015.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of GFS.  For the six months ended October 31, 2013, the Distributor received no underwriting commissions.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013 (Unaudited)

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

4.  INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the six months ended October 31, 2013 amounted to $40,487,5095 and $34,087,749, respectively.

5.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  As of October 31, 2013, David R. Albin held approximately 46% of the voting securities of the Zeo Strategic Income Fund.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following periods ended was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	April 30, 2013	April 30, 2012
Ordinary Income	$ 1,207,395	$ 363,138
Long-Term Capital Gain	25,033	-
	$ 1,232,428	$ 363,138

As of April 30, 2013, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ 239,337	$ 20,709	$ -	$ -	$ -	$ 497,524	$ 757,570

The difference between book basis and tax basis unrealized appreciation and accumulated net investment loss is primarily attributable to the tax income on contingent convertible debt.

7.  SHAREHOLDER MEETING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013 (Unaudited)

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

 Shares Voted

Shares Voted Against

    In Favor

                or Abstentions

Mark Garbin

  609,702,446

       7,380,704

Mark D. Gersten

  609,750,246

       7,332,904

John V. Palancia

  609,370,118

       7,713,033

Andrew Rogers

  609,691,730

       7,391,421

Mark H. Taylor

  608,885,975

       8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

8.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Zeo Strategic Income Fund

EXPENSE EXAMPLES (Unaudited)

October 31, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13 – 10/31/13	Fund’s Annualized Expense Ratio**
Class I	$1,000.00	$1,015.30	$7.62	1.50%

Hypothetical (5% return before expenses)	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13 – 10/31/13	Fund’s Annualized Expense Ratio**
Class I	$1,000.00	$1,017.64	$7.63	1.50%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**Annualized.

Zeo Strategic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

October 31, 2013

Zeo Strategic Income Fund (Advisor – Zeo Capital Advisors, LLC)*

In connection with the regular meeting held on March 27 and 28, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Zeo Capital Advisors, LLC (the “Advisor”) and the Trust, on behalf of Zeo Strategic Income Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services.  The Trustees noted that the Advisor has nearly $83 million in assets under management, providing investment advisory services in fixed income and alternative portfolio management.  The Trustees acknowledged that the Advisor looks for investment opportunities through various methods including market screens and frequent dialogues with market participants and research analysts.  The Trustees noted the extensive background of the professionals servicing the Fund, and also noted that the Advisor expanded the size of their portfolio management team in 2012 by adding a professional with a focus in credit research.  The Trustees also noted that the Advisor had reported no compliance issues.  The Trustees discussed the Advisor’s responses and concluded that the nature, extent, and quality of services the Advisor provided were satisfactory.

Performance.  The Trustees noted that the Fund underperformed its peer group and Morningstar category over the 1-year period and since inception, while outperforming its benchmark index over the 1-year period and trailing the same index since inception.  The Trustees noted that the Fund underperformed its peer group due to shorter duration, higher credit quality and thus less risky assets with a corresponding reduced yield, but such performance was wholly consistent with the Advisor’s strategy of income and principal protection over the long term with less volatility.  After discussion, the Trustees concluded that the Fund’s performance is reasonable.

Fees and Expenses.  The Trustees evaluated the Fund’s advisory fee of 1.00% and the net expense ratio of 1.50%, and compared it to the Fund’s Morningstar category and peer group averages the Advisor provided.  The Trustees noted that advisory fee is equal to the peer group average, while the net expense ratio is higher than the peer group average.  They compared the Morningstar category averages, the advisory fee and net expense ratio are also higher, but well within the range of both groups.  After evaluating the materials provided, the Trustees concluded that the advisory fee was acceptable in light of the services provided.

Economies of Scale.  The Trustees considered whether economies of scale would materialize with respect to the management of the Fund.  They noted that a breakpoint currently exists at the $250,000,000 asset level, at which point the management fee will drop to 0.75%.  After discussion, it was the consensus of the Trustees that they would continue to monitor the situation in case any circumstances related to economies of scale and breakpoints change but the current arrangement demonstrates that shareholders will benefit from the economies of scale as the Fund’s assets increase.

Profitability.  The Trustees considered the profits realized by the Advisor over the past 12 months in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund.  They noted that the Advisor is beginning to recapture fees that were previously waived.  They discussed the Advisor provided commentary on the reasonableness of profits.  The Trustees concluded that the Advisor realized a reasonable level of profit, in both total dollars and percentage of net advisory fees, given the size of the Fund.

Zeo Strategic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

October 31, 2013

Conclusion.  Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-936-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-936-3863.

INVESTMENT ADVISOR

Zeo Capital Advisors, LLC

1 Montgomery Street, Suite 3450

San Francisco, CA 94104

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/2/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/2/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

1/2/14